File No. 33-14954
                                                 Rule 497(e)

              STEINROE VARIABLE INVESTMENT TRUST

               SUPPLEMENT DATED AUGUST 3, 1999
               TO PROSPECTUS DATED MAY 1, 1999

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You can get free copies of the annual report and the SAI, request other information and discuss your questions about the Funds by writing Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111, by calling Liberty Funds Distributor at (800) 426-3750, or by calling or writing the Participating Insurance Company which issued your variable annuity contract or variable life insurance policy.

Effective August 3, 1999, Keyport Financial Services Corp. is no
longer the distributor of Fund shares.
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              STEINROE VARIABLE INVESTMENT TRUST

       Supplement to Statement of Additional Information
                       Dated May 1, 1999


     The Prospectus and Annual Report may be obtained at no charge by writing Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111 or calling (800) 426-3750; or by contacting the applicable Participating Insurance Company or the broker-dealers offering certain variable annuity contracts or variable life insurance policies issued by the Participating Insurance Company.

     Effective August 3, 1999, Liberty Funds Distributor, Inc. is the sole underwriter of Fund shares.

              This Supplement is Dated August 3, 1999